Q4 2016 Earnings Presentation February 16, 2017 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer Exhibit 99.2

2 Forward-Looking Statements Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3 Q4 & FY 2016 Highlights *Non-GAAP measure. See appendix for definition and reconciliation.  Revenues were $1.9 billion in the quarter; ~$7.1 billion in 2016  Diluted EPS was $4.20 in the quarter; $12.14 in 2016  Strong cash flow generation in the quarter and for the year o Cash from operations was $345 million in the quarter; $822 million in 2016 o Free cash flow* was $205 million in the quarter; $537 million in 2016  Delivered 3 ships: amphibious transport dock USS John P. Murtha (LPD 26), national security cutter Munro (NSC 6) and destroyer John Finn (DDG 113)  $5.2 billion of new contract awards in 2016, bringing total backlog at Dec. 31, 2016 to $21.0 billion

4 Q4 2016 Consolidated Results $1,905 $1,922 $— $500 $1,000 $1,500 $2,000 $2,500 Q4 2015 Q4 2016 ($ in m illi on s) Revenues $144 $268 $187 $— $50 $100 $150 $200 $250 $300 Q4 2015 Q4 2016 ($ in m illi on s) Operating Income GAAP Adjusted* 7.6% 13.9% 9.8% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% Q4 2015 Q4 2016 Operating Margin GAAP Adjusted* $1.06 $4.20 $1.95 $3.67 $- $1.00 $2.00 $3.00 $4.00 $5.00 Q4 2015 Q4 2016 Diluted EPS GAAP Adjusted* *Non-GAAP measure. See appendix for definition and reconciliation.

5 FY 2016 Consolidated Results $7,020 $7,068 $7,033 $— $2,000 $4,000 $6,000 $8,000 FY 2015 FY 2016 ($ in m illi on s) Revenues GAAP Adjusted* $769 $858 $735 $— $200 $400 $600 $800 $1,000 FY 2015 FY 2016 ($ in m illi on s) Operating Income GAAP Adjusted* 11.0% 12.1% 10.5% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% FY 2015 FY 2016 Operating Margin GAAP Adjusted* $8.36 $12.14 $7.33 $10.15 $— $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 FY 2015 FY 2016 Diluted EPS GAAP Adjusted* *Non-GAAP measure. See appendix for definition and reconciliation.

6 $28 $98 $40 $194 $— $50 $100 $150 $200 $250 $300 $350 Q4 2016 FY 2016 ($ in m illi on s) Shareholder Distributions Dividends Share Repurchases Q4 & FY 2016 Capital Deployment * Non-GAAP measure. See appendix for definition and reconciliation. ** Includes $2 million cash settlement for activities in fourth quarter 2015.  Made cash contributions of $205 million to pension and postretirement benefits plans in 2016  $167 million were discretionary contributions to our qualified pension plans  Capital expenditures were 4.0% of revenues in 2016  We expect capital expenditures between 4.5% and 5.5% of revenues in 2017  Distributed to shareholders $292** million of the free cash flow* generated in 2016 Total $68 Total $292 $345 $822 $140 $285 $205 $537 $— $150 $300 $450 $600 $750 $900 Q4 2016 FY 2016 ($ in mi llio ns ) Cash Flow Generation Cash from Operations CAPEX Free Cash Flow* ** **

7 2017 Outlook FAS/CAS Adjustment $198 million income Non-Current State Income Taxes $5 - $10 million expense Interest Expense ~$70 Million Effective Tax Rate 30% - 32% Range Pension Cash Contribution $333 Million Capital Expenditures 4.5% - 5.5% of Revenues

8 2017 FAS/CAS Guidance 12 ($ in millions) 2017 2016 Pension Discount Rate 4.47% 4.73% Expected Long-Term Return on Assets 7.25% 7.50% CAS Recoveries in Excess of Cash Contributions1,2 $32 $101 Net FAS/CAS Adjustment1 $198 $145 CAS1 $365 $306 FAS1 ($167) ($161) 1 Includes pension & other postretirement benefits. Projected and subject to change during 2017. 2 2017 projected cash contributions of $333 million include $296 million of discretionary pension contributions ($290 million qualified; $6 million non-qualified) and $37 million of post retirement benefits contributions.

9 Appendix

10 Non-GAAP Measures Definitions & Reconciliations We make reference to “segment operating income (loss),” “segment operating margin,” “adjusted sales and service revenues,” “adjusted segment operating income (loss),” “adjusted segment operating margin,” “adjusted operating income,” “adjusted operating margin,” “adjusted net earnings,” “adjusted diluted earnings per share,” and “free cash flow.” We internally manage our operations by reference to “segment operating income (loss)” and “segment operating margin,” which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income (loss) and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income (loss) and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income (loss) and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted sales and service revenues, adjusted operating income, adjusted operating margin, adjusted segment operating income (loss), adjusted segment operating margin, adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these measures are useful to investors because they exclude items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

11 Non-GAAP Measures Definitions & Reconciliations Cont’d Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Adjusted sales and service revenues is defined as sales and service revenues adjusted for the impact of the insurance litigation settlement in the Ingalls segment in second quarter 2015. Adjusted segment operating income (loss) is defined as segment operating income (loss) adjusted for the impacts, as applicable to each segment of: the insurance litigation settlement in the Ingalls segment in second quarter 2015, the goodwill impairment charges in the Technical Solutions segment in the second and fourth quarters of 2015 and the intangible asset impairment charge in the Technical Solutions segment in fourth quarter 2015. Adjusted segment operating margin is defined as adjusted segment operating income (loss) as applicable to each segment, as a percentage of adjusted sales and service revenues as applicable to each segment. Adjusted operating income is defined as operating income adjusted for the impacts of: the insurance litigation settlement in second quarter 2015, the goodwill impairment charges in the second and fourth quarters of 2015 and the intangible asset impairment charge in fourth quarter 2015. Adjusted operating margin is defined as adjusted operating income as a percentage of adjusted sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the after-tax impacts of: the insurance litigation settlement in the second quarter 2015, the goodwill impairment charges in the second and fourth quarters of 2015, the intangible asset impairment charge in fourth quarter 2015, the loss on early extinguishment of debt in third quarter 2015 and the FAS/CAS Adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures. FAS/CAS Adjustment is defined as the difference between our pension and postretirement plan expense under GAAP Financial Accounting Standards and the same expense under U.S. Cost Accounting Standards (CAS). Our pension and postretirement plan expense is charged to our contracts under CAS. Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities, and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the FAS/CAS Adjustment and non-current state income tax to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

12 Reconciliation – Segment Operating Income/(Loss) & Segment Operating Margin ($ in millions) 2016 2015 2016 2015 Ingalls revenues 641$ 580$ 2,389$ 2,188$ Newport News revenues 1,119 1,194 4,089 4,298 Technical Solutions revenues 186 154 691 616 Intersegment eliminations (24) (23) (101) (82) Sales and Service Revenues 1,922 1,905 7,068 7,020 Segment Operating Income Ingalls 85 59 321 379 As a percentage of Ingalls revenues 13.3% 10.2% 13.4% 17.3 % Newport News 139 116 386 401 As a percentage of Newport News revenues 12.4% 9.7% 9.4% 9.3 % Technical Solutions 1 (51) 8 (113) As a percentage of Technical Solutions revenues 0.5% (33.1)% 1.2% (18.3)% Segment Operating Income 225 124 715 667 As a percentage of sales and service revenues 11.7% 6.5% 10.1% 9.5 % Non-segment factors affecting operating income: FAS/CAS Adjustment 38 22 145 104 Non-current state income taxes 5 (2) (2) (2) Operating Income 268 144 858 769 Interest expense (18) (64) (74) (137) Other, net 1 — — — Federal and foreign income taxes (54) (30) (211) (228) Net Earnings 197$ 50$ 573$ 404$ Three Months Ended Year Ended December 31 December 31

13 Reconciliation – Adjusted Sales and Service Revenues ($ in millions) 2016 2015 2016 2015 Ingalls revenues 641$ 580$ 2,389$ 2,188$ Adjustment for insurance litigation settlement — — — 13 Adjusted Ingalls revenues 641 580 2,389 2,201 Newport News revenues 1,119 1,194 4,089 4,298 Technical Solutions revenues 186 154 691 616 Intersegment eliminations (24) (23) (101) (82) Adjusted Sales and Service Revenues 1,922$ 1,905$ 7,068$ 7,033$ Three Months Ended Year Ended December 31 December 31

14 Reconciliation – Adjusted Segment Operating Income & Adjusted Segment Operating Margin ($ in millions) 2016 2015 2016 2015 Operating income 268$ 144$ 858$ 769$ As a percentage of sales and service revenues 13.9% 7.6% 12.1% 11.0 % Non-segment factors affecting operating income: FAS/CAS Adjustment (38) (22) (145) (104) Non-current state income taxes (5) 2 2 2 Unadjusted Segment Operating Income 225$ 124$ 715$ 667$ As a percentage of sales and service revenues 11.7% 6.5% 10.1% 9.5 % Adjustments affecting segment operating income (loss): Ingalls segment operating income 85$ 59$ 321$ 379$ Adjustment for insurance litigation settlement — — — (136) Adjusted Ingalls segment operating income 85 59 321 243 As a percentage of Ingalls adjusted revenues 13.3% 10.2% 13.4% 11.0 % Newport News segment operating income 139 116 386 401 As a percentage of Newport News revenues 12.4% 9.7% 9.4% 9.3 % Technical Solutions segment operating (loss) 1 (51) 8 (113) Adjustment for impairments of goodwill — 16 — 75 Adjustment for impairment of intangible assets — 27 — 27 Adjusted Technical Solutions segment operating (loss) 1 (8) 8 (11) As a percentage of Technical Solutions revenues 0.5% (5.2)% 1.2% (1.8)% Adjusted Segment Operating Income 225$ 167$ 715$ 633$ As a percentage of adjusted sales and service revenues 11.7% 8.8% 10.1% 9.0 % Three Months Ended Year Ended December 31 December 31

15 Reconciliation – Adjusted Operating Income & Adjusted Operating Margin ($ in millions) 2016 2015 2016 2015 Operating income 268$ 144$ 858$ 769$ As a percentage of sales and service revenues 13.9% 7.6% 12.1% 11.0 % Adjustment for insurance litigation settlement — — — (136) Adjustment for impairments of goodwill — 16 — 75 Adjustment for impairment of intangible assets — 27 — 27 Adjusted Operating Income 268$ 187$ 858$ 735$ As a percentage of adjusted sales and service revenues 13.9% 9.8% 12.1% 10.5 % Three Months Ended Year Ended December 31 December 31

16 Reconciliation – Adjusted Net Earnings & Adjusted Diluted EPS 16 ($ in millions) 2016 2015 2016 2015 Net Earnings 197$ 50$ 573$ 404$ After-tax adjustment for insurance litigation settlement (1) — — — (88) After-tax adjustment for impairments of goodwill (2) — 12 — 59 After-tax adjustment for impairment of intangible assets (3) — 18 — 18 After-tax adjustment for loss on early extinguishment of debt (4) — 26 — 29 After-tax adjustment for FAS/CAS Adjustment (5) (25) (14) (94) (68) Adjusted Net Earnings 172$ 92$ 479$ 354$ Three Months Ended Year Ended December 31 December 31 ($ in millions) 2016 2015 2016 2015 Diluted e rnings per share 4.20$ 1.06$ 12.14$ 8.36$ ft t ins rance litigation settlement per share (1) — — — 1.82) fter-tax impairments of goodwill per share (2) — 0. 5 — 1.22 After-tax impairment of intangible assets per share (3) — 0.38 — 0.37 After-tax loss on early extinguishment of debt per share (4) — 0.55 — 0.60 After-tax FAS/CAS Adjustment per share (5) (0.53) (0.29) (1.99) (1.40) Adjusted Diluted EPS 3.67$ 1.95$ 10.15$ 7.33$ Three Months Ended Year Ended December 31 December 31

17 Reconciliation – Adjusted Net Earnings & Adjusted Diluted EPS Cont’d 17 *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment. **Amounts may not recalculate exactly due to rounding. 2016 2015 2016 2015 (1) Insurance litigation settlement — — — (136)$ Tax effect at 35% statutory rate* — — — 48 After-tax effect — — — (88) Weighted-Average Diluted Shares Outstanding 46.9 47.3 47.2 48.3 Per share impact** — — — (1.82)$ (2) Impairments of goodwill — 16$ — 75$ Discrete federal tax impact* — (4) — (16) After-tax effect — 12 — 59 Weighted-Average Diluted Shares Outstanding 46.9 47.3 47.2 48.3 Per share impact** — 0.25$ — 1.22$ (3) Impairment of intangible assets — 27$ — 27$ Discrete federal tax impact* — (9) — (9) After-tax effect — 18 — 18 Weighted-Average Diluted Shares Outstanding 46.9 47.3 47.2 48.3 Per share impact** — 0.38$ — 0.37$ (4) Loss on early extinguishment of debt — 40$ — 44$ Tax effect at 35% statutory rate* — (14) — (15) After-tax effect — 26 — 29 Weighted-Average Diluted Shares Outstanding 46.9 47.3 47.2 48.3 Per share impact** — 0.55$ — 0.60$ (5) FAS/CAS Adjustment (38)$ (22)$ (145)$ (104)$ Tax effect at 35% statutory rate* 13 8 51 36 After-tax effect (25) (14) (94) (68) Weighted-Average Diluted Shares Outstanding 46.9 47.3 47.2 48.3 Per share impact** (0.53)$ (0.29)$ (1.99)$ (1.40)$ Three Months Ended Year Ended December 31 December 31

18 Reconciliation – Free Cash Flow 18 ($ in millions) 2016 2015 2016 2015 Net cash provided by (used in) operating activities 345 433 822 861 Less: Capital expenditures (140) (102) (285) (188) Free cash flow 205 331 537 673 Three Months Ended December 31 Year Ended December 31